                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2005-05
                   Group 1 - 30 Yr Conforming Fixed Rate Pool
                            Collateral Summary Report

                               May 18, 2005 17:18

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 1
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Product Type
4.   Lien Position
5.   Cut-Off Balance
6.   Coupon
7.   Credit Score
8.   Index
9.   Loan Purpose
10.  Property Type
11.  State
12.  California
13.  Zip Code
14.  Occupancy Status
15.  Buy Down
16.  Documentation
17.  Original LTV
18.  Cut-Off LTV
19.  MI Provider
20.  Appraisal Method
21.  Debt-to-Income
22.  Delinquency*
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $49,332,154.47
Total Orig. Bal.: $49,372,348.09
Loan Count: 295
Cutoff Date: 2005-05-01
Avg. Cut-Off Balance: $167,227.64
Avg. Orig. Balance: $167,363.89
% Conforming: 100.00%
W.A. FICO: 747

W.A. Orig. LTV: 65.45%
W.A. Cut-Off LTV: 65.40%
Earliest Orig. Date: 2005-02-25
Latest Maturity Date: 2035-05-01
W.A. Gross Coupon: 5.8827%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6232%
W.A. Pass-Through Rate: 5.5000%
W.A. Orig. Term: 359.5 months
W.A. Rem. Term: 358.8 months
W.A. Age: 0.7 months
% OLTV over 80: 2.22%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 2.22%
W.A. MI Coverage: 23.17%
W.A. MI Adjusted COLTV: 64.94%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.75%

--------------------------------------------------------------------------------

2.   Original Balance

---------------------------
Original Balance    Percent
---------------------------
1 - 50,000            1.12%
---------------------------
50,001 - 100,000      9.59
---------------------------
100,001 - 150,000    24.21
---------------------------
150,001 - 200,000    17.85
---------------------------
200,001 - 250,000    12.94
---------------------------
250,001 - 300,000     9.55
---------------------------
300,001 - 350,000     7.94
---------------------------
350,001 - 400,000     7.37
---------------------------
400,001 - 450,000     4.39
---------------------------
450,001 - 500,000     2.87
---------------------------
500,001 - 550,000     2.17
---------------------------
Total:              100.00%
---------------------------

Average: $167,363.89

Lowest: $24,350.00
Highest: $545,000.00

--------------------------------------------------------------------------------

3.   Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.15%
----------------------
25 YR FIXED      0.85
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
1 - 50,000            1.12%
---------------------------
50,001 - 100,000      9.59
---------------------------
100,001 - 150,000    24.52
---------------------------
150,001 - 200,000    17.55
---------------------------
200,001 - 250,000    12.94
---------------------------
250,001 - 300,000     9.55
---------------------------
300,001 - 350,000     7.94
---------------------------
350,001 - 400,000     7.37
---------------------------
400,001 - 450,000     4.39
---------------------------

450,001 - 500,000     2.87
---------------------------
500,001 - 550,000     2.17
---------------------------
Total:              100.00%
---------------------------

Average: $167,227.64
Lowest: $24,325.75
Highest: $544,444.34

--------------------------------------------------------------------------------

6.   Coupon

----------------
Coupon   Percent
----------------
5.000      0.20%
----------------
5.375      2.41
----------------
5.500      3.63
----------------
5.625      3.75
----------------
5.750     15.24
----------------
5.875     37.80
----------------
6.000     23.12
----------------
6.125     13.85
----------------
Total:   100.00%
----------------

W.A.: 5.883
Lowest: 5.000
Highest: 6.125

--------------------------------------------------------------------------------

7.   Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.97%
----------------------
750 - 799       46.02
----------------------
700 - 749       32.05
----------------------
650 - 699       12.43
----------------------

600 - 649        1.42
----------------------
N/A              0.11
----------------------
Total:         100.00%
----------------------

W.A.: 747
Lowest: 623
Highest: 834

--------------------------------------------------------------------------------

8.   Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               41.78%
-----------------------------
Refinance-Cashout      41.11
-----------------------------
Refinance-Rate/Term    17.11
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              45.73%
-----------------------
2-Family         16.78
-----------------------
Condo - Low      10.25
-----------------------
4-Family          8.13
-----------------------

PUD Detach        6.64
-----------------------
3-Family          5.89
-----------------------
PUD Attach        3.68
-----------------------
Condo             2.24
-----------------------
Condotel          0.40
-----------------------
Townhouse         0.24
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11.  State

-----------------------
State           Percent
-----------------------
California       33.78%
-----------------------
Florida          10.46
-----------------------
Texas             5.39
-----------------------
Massachusetts     5.04
-----------------------
Hawaii            4.12
-----------------------
Other            41.21
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12.  California

--------------------
California   Percent
--------------------
Northern      37.42%
--------------------
Southern      62.58
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13.  Zip Code

------------------
Zip Code   Percent
------------------
95818        1.75%
------------------
70065        1.55
------------------
83001        1.15
------------------
80526        1.13
------------------
94114        1.10
------------------
Other       93.32
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            97.18%
--------------------------
Secondary            2.82
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16.  Documentation

------------------------
 Documentation   Percent
------------------------
Reduced           59.67%
------------------------
Standard          30.83
------------------------
Stated             6.91
------------------------

All Ready Home     0.91
------------------------
Rapid              0.87
------------------------
No Ratio           0.81
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17.  Original LTV

-----------------------
Original LTV    Percent
-----------------------
15.01 - 20.00     0.35%
-----------------------
20.01 - 25.00     0.12
-----------------------
25.01 - 30.00     1.75
-----------------------
30.01 - 35.00     1.81
-----------------------
35.01 - 40.00     4.40
-----------------------
40.01 - 45.00     3.64
-----------------------
45.01 - 50.00     4.02
-----------------------
50.01 - 55.00     7.92
-----------------------
55.01 - 60.00     7.65
-----------------------
60.01 - 65.00     5.63
-----------------------
65.01 - 70.00    17.03
-----------------------
70.01 - 75.00    21.12
-----------------------
75.01 - 80.00    22.33
-----------------------
80.01 - 85.00     0.31
-----------------------
85.01 - 90.00     1.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.45%
Lowest: 16.08%
Highest: 90.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
15.01 - 20.00     0.35%
-----------------------
20.01 - 25.00     0.12
-----------------------
25.01 - 30.00     1.75
-----------------------
30.01 - 35.00     1.81
-----------------------
35.01 - 40.00     4.40
-----------------------
40.01 - 45.00     3.64
-----------------------
45.01 - 50.00     4.02
-----------------------
50.01 - 55.00     7.92
-----------------------
55.01 - 60.00     7.65
-----------------------
60.01 - 65.00     6.25
-----------------------
65.01 - 70.00    16.40
-----------------------
70.01 - 75.00    21.12
-----------------------
75.01 - 80.00    22.33
-----------------------
80.01 - 85.00     0.31
-----------------------
85.01 - 90.00     1.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.40%
Lowest: 16.07%
Highest: 90.00%

--------------------------------------------------------------------------------

19.  MI Provider

---------------------
MI Provider   Percent
---------------------
NONE           97.78%
---------------------
PMIC            1.02
---------------------
RADIAN          0.61
---------------------
UGRIC           0.59
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20.  Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                7.88%
--------------------------
2055IE              11.07
--------------------------
2065                 0.10
--------------------------
AVM                  9.58
--------------------------
FULL                71.36
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21.  Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
=                  1.46%
------------------------
5.01 - 10.00       2.72
------------------------
10.01 - 15.00      2.08
------------------------
15.01 - 20.00      5.71
------------------------
20.01 - 25.00      4.87
------------------------
25.01 - 30.00     14.42
------------------------
30.01 - 35.00      7.39
------------------------
35.01 - 40.00     11.06
------------------------
40.01 - 45.00     16.33
------------------------
45.01 - 50.00     10.79
------------------------
50.01 - 55.00     10.85
------------------------
55.01 - 60.00      7.29
------------------------
>= 60.01           5.01
------------------------
Total:           100.00%
------------------------

W.A.: 38.67%
Lowest: 5.39%
Highest: 64.10%

--------------------------------------------------------------------------------

22.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

23.  Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.85%
-----------------------
360              99.15
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

24.  Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.85%
--------------------------------
355 - 360                 99.15
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

25.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                   29.02%
--------------------------
1 - 6               70.98
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-05
                   Group 2 - 30 Yr Conforming Fixed Rate Pool
                            Collateral Summary Report

                               May 20, 2005 11:59

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 2
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Product Type
4.   Lien Position
5.   Cut-Off Balance
6.   Coupon
7.   Credit Score
8.   Index
9.   Loan Purpose
10.  Property Type
11.  State
12.  California
13.  Zip Code
14.  Occupancy Status
15.  Buy Down
16.  Documentation
17.  Original LTV
18.  Cut-Off LTV
19.  MI Provider
20.  Appraisal Method
21.  Debt-to-Income
22.  Delinquency*
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $52,101,715.79
Total Orig. Bal.: $52,139,762.92
Loan Count: 369
Cutoff Date: 2005-05-01
Avg. Cut-Off Balance: $141,197.06
Avg. Orig. Balance: $141,300.17
% Conforming: 100.00%
W.A. FICO: 738

W.A. Orig. LTV: 71.25%
W.A. Cut-Off LTV: 71.19%
Earliest Orig. Date: 2005-02-08
Latest Maturity Date: 2035-05-01
W.A. Gross Coupon: 6.4258%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 6.1663%
W.A. Pass-Through Rate: 6.0000%
W.A. Orig. Term: 359.6 months
W.A. Rem. Term: 358.9 months
W.A. Age: 0.6 months
% OLTV over 80: 10.31%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 10.31%
W.A. MI Coverage: 24.51%
W.A. MI Adjusted COLTV: 68.93%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.72%

--------------------------------------------------------------------------------

2.   Original Balance

---------------------------
Original Balance    Percent
---------------------------
1 - 50,000            2.12%
---------------------------
50,001 - 100,000     16.77
---------------------------
100,001 - 150,000    27.73
---------------------------
150,001 - 200,000    18.71
---------------------------
200,001 - 250,000     9.57
---------------------------
250,001 - 300,000    10.14
---------------------------
300,001 - 350,000     8.75
---------------------------
350,001 - 400,000     2.81
---------------------------
400,001 - 450,000     2.52
---------------------------
450,001 - 500,000     0.88
---------------------------
Total:              100.00%
---------------------------

Average: $141,300.17
Lowest: $22,500.00

Highest: $460,400.00

--------------------------------------------------------------------------------

3.   Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.11%
----------------------
25 YR FIXED      0.65
----------------------
28 YR FIXED      0.24
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
1 - 50,000            2.12%
---------------------------
50,001 - 100,000     16.77
---------------------------
100,001 - 150,000    27.73
---------------------------
150,001 - 200,000    18.71
---------------------------
200,001 - 250,000     9.57
---------------------------
250,001 - 300,000    10.14
---------------------------
300,001 - 350,000     8.75
---------------------------
350,001 - 400,000     2.81
---------------------------
400,001 - 450,000     2.52
---------------------------

450,001 - 500,000     0.88
---------------------------
Total:              100.00%
---------------------------

Average: $141,197.06
Lowest: $22,500.00
Highest: $460,400.00

--------------------------------------------------------------------------------

6.   Coupon

----------------
Coupon   Percent
----------------
6.250     35.77%
----------------
6.375     27.87
----------------
6.500     17.78
----------------
6.625     10.61
----------------
6.750      3.35
----------------
6.875      0.94
----------------
7.000      1.69
----------------
7.125      0.69
----------------
7.250      0.61
----------------
7.375      0.49
----------------
8.250      0.18
----------------
Total:   100.00%
----------------

W.A.: 6.426
Lowest: 6.250
Highest: 8.250

--------------------------------------------------------------------------------

7.   Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.08%
----------------------
750 - 799       39.91
----------------------

700 - 749       37.68
----------------------
650 - 699       14.18
----------------------
600 - 649        3.49
----------------------
N/A              0.65
----------------------
Total:         100.00%
----------------------

W.A.: 738
Lowest: 611
Highest: 837

--------------------------------------------------------------------------------

8.   Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               55.21%
-----------------------------
Refinance-Cashout      34.77
-----------------------------
Refinance-Rate/Term    10.02
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              51.62%
-----------------------
2-Family         15.60
-----------------------

Condo - Low      11.64
-----------------------
PUD Detach        5.82
-----------------------
4-Family          5.16
-----------------------
PUD Attach        3.59
-----------------------
3-Family          3.06
-----------------------
Condo             2.79
-----------------------
Townhouse         0.72
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11.  State

--------------------
State        Percent
--------------------
California    26.01%
--------------------
Florida       25.42
--------------------
Texas          4.13
--------------------
Illinois       4.05
--------------------
Virginia       3.93
--------------------
Other         36.45
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

12.  California

--------------------
California   Percent
--------------------
Northern      55.58%
--------------------
Southern      44.42
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13.  Zip Code

------------------
Zip Code   Percent
------------------
33455        1.72%
------------------
89108        1.44
------------------
60527        1.30
------------------
06119        1.12
------------------
33062        1.00
------------------
Other       93.41
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            97.90%
--------------------------
Secondary            2.10
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16.  Documentation

-----------------------
Documentation   Percent
-----------------------
Reduced          56.93%
-----------------------

Standard         28.08
-----------------------
Stated           14.40
-----------------------
No Ratio          0.59
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

17.  Original LTV

-----------------------
Original LTV    Percent
-----------------------
5.01 - 10.00      0.15%
-----------------------
10.01 - 15.00     0.19
-----------------------
15.01 - 20.00     0.31
-----------------------
20.01 - 25.00     1.03
-----------------------
25.01 - 30.00     1.45
-----------------------
30.01 - 35.00     0.78
-----------------------
35.01 - 40.00     1.65
-----------------------
40.01 - 45.00     1.24
-----------------------
45.01 - 50.00     3.81
-----------------------
50.01 - 55.00     3.25
-----------------------
55.01 - 60.00     3.99
-----------------------
60.01 - 65.00     7.02
-----------------------
65.01 - 70.00    13.29
-----------------------
70.01 - 75.00    10.79
-----------------------
75.01 - 80.00    40.73
-----------------------
80.01 - 85.00     0.39
-----------------------
85.01 - 90.00     9.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.25%
Lowest: 9.72%
Highest: 90.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
5.01 - 10.00      0.15%
-----------------------
10.01 - 15.00     0.19
-----------------------
15.01 - 20.00     0.31
-----------------------
20.01 - 25.00     1.03
-----------------------
25.01 - 30.00     1.45
-----------------------
30.01 - 35.00     0.78
-----------------------
35.01 - 40.00     1.65
-----------------------
40.01 - 45.00     1.24
-----------------------
45.01 - 50.00     3.81
-----------------------
50.01 - 55.00     3.25
-----------------------
55.01 - 60.00     3.99
-----------------------
60.01 - 65.00     7.37
-----------------------
65.01 - 70.00    12.95
-----------------------
70.01 - 75.00    10.79
-----------------------
75.01 - 80.00    40.73
-----------------------
80.01 - 85.00     0.39
-----------------------
85.01 - 90.00     9.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.19%
Lowest: 9.71%
Highest: 90.00%

--------------------------------------------------------------------------------

19.  MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           2.95%
---------------------
MGIC            0.33
---------------------
NONE           89.69
---------------------
PMIC            2.63
---------------------

RADIAN          1.56
---------------------
RGIC            0.18
---------------------
RMIC            1.25
---------------------
TGIC            0.46
---------------------
UGRIC           0.95
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20.  Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               13.59%
--------------------------
2055IE              13.75
--------------------------
AVM                 15.06
--------------------------
FULL                57.60
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21.  Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
=                  0.19%
------------------------
0.01 - 5.00        0.49
------------------------
5.01 - 10.00       0.30
------------------------
10.01 - 15.00      4.61
------------------------
15.01 - 20.00      3.82
------------------------
20.01 - 25.00      6.23
------------------------
25.01 - 30.00     10.62
------------------------
30.01 - 35.00     14.50
------------------------
35.01 - 40.00     15.50
------------------------
40.01 - 45.00     16.40
------------------------
45.01 - 50.00     14.63
------------------------

50.01 - 55.00      6.58
------------------------
55.01 - 60.00      3.23
------------------------
>= 60.01           2.90
------------------------
Total:           100.00%
------------------------

W.A.: 37.43%
Lowest: 1.30%
Highest: 78.60%

--------------------------------------------------------------------------------

22.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

23.  Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.65%
-----------------------
336               0.24
-----------------------
360              99.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.6 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

24.  Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.65%
--------------------------------
301 - 342                  0.24
--------------------------------
355 - 360                 99.11
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                   37.93%
--------------------------
1 - 6               62.07
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-05
                   Group 3 - 30 Yr Conforming Fixed Rate Pool
                            Collateral Summary Report

                               May 18, 2005 17:20

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 3
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Product Type
4.   Lien Position
5.   Cut-Off Balance
6.   Coupon
7.   Credit Score
8.   Index
9.   Loan Purpose
10.  Property Type
11.  State
12.  California
13.  Zip Code
14.  Occupancy Status
15.  Buy Down
16.  Documentation
17.  Original LTV
18.  Cut-Off LTV
19.  MI Provider
20.  Appraisal Method
21.  Debt-to-Income
22.  Delinquency*
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $25,186,432.21
Total Orig. Bal.: $25,270,543.00
Loan Count: 163
Cutoff Date: 2005-05-01
Avg. Cut-Off Balance: $154,517.99
Avg. Orig. Balance: $155,034.01
% Conforming: 100.00%
W.A. FICO: 732

W.A. Orig. LTV: 78.84%
W.A. Cut-Off LTV: 78.65%
Earliest Orig. Date: 2004-05-10
Latest Maturity Date: 2035-05-01
W.A. Gross Coupon: 6.3521%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 6.0926%
W.A. Pass-Through Rate: 6.0000%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.4 months
W.A. Age: 0.6 months
% OLTV over 80: 10.98%
% OLTV over 95: 1.72%
% OLTV over 100: 1.23%
% with PMI: 10.98%
W.A. MI Coverage: 24.24%
W.A. MI Adjusted COLTV: 76.21%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.43%

--------------------------------------------------------------------------------

2.   Original Balance

---------------------------
Original Balance    Percent
---------------------------
1 - 50,000            0.34%
---------------------------
50,001 - 100,000     10.29
---------------------------
100,001 - 150,000    35.13
---------------------------
150,001 - 200,000    14.73
---------------------------
200,001 - 250,000    14.07
---------------------------
250,001 - 300,000    12.07
---------------------------
300,001 - 350,000    10.51
---------------------------
350,001 - 400,000     2.86
---------------------------
Total:              100.00%
---------------------------

Average: $155,034.01
Lowest: $37,700.00
Highest: $359,650.00

--------------------------------------------------------------------------------

3.   Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
1 - 50,000            0.34%
---------------------------
50,001 - 100,000     10.29
---------------------------
100,001 - 150,000    35.66
---------------------------
150,001 - 200,000    14.73
---------------------------
200,001 - 250,000    13.55
---------------------------
250,001 - 300,000    12.07
---------------------------
300,001 - 350,000    10.51
---------------------------
350,001 - 400,000     2.86
---------------------------
Total:              100.00%
---------------------------

Average: $154,517.99
Lowest: $37,664.17
Highest: $359,650.00

--------------------------------------------------------------------------------

6.   Coupon

----------------
Coupon   Percent
----------------
6.250     53.26%
----------------
6.375     26.72
----------------
6.500     10.75
----------------
6.625      6.46
----------------
6.750      0.95
----------------
6.875      0.91
----------------
7.000      0.95
----------------
Total:   100.00%
----------------

W.A.: 6.352
Lowest: 6.250
Highest: 7.000

--------------------------------------------------------------------------------

7.   Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.43%
----------------------
750 - 799       30.58
----------------------
700 - 749       49.30
----------------------
650 - 699       18.69
----------------------
Total:         100.00%
----------------------

W.A.: 732
Lowest: 666
Highest: 820

--------------------------------------------------------------------------------

8.   Index

----------------
 Index   Percent
----------------

FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               70.49%
-----------------------------
Refinance-Cashout      19.03
-----------------------------
Refinance-Rate/Term     9.44
-----------------------------
Cons/Perm               1.04
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              65.36%
-----------------------
Condo - Low      12.82
-----------------------
PUD Detach       11.20
-----------------------
2-Family          5.05
-----------------------
Condo             3.27
-----------------------
PUD Attach        1.92
-----------------------
Condotel          0.37
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11.  State

-----------------------
    State       Percent
-----------------------
Florida          18.42%
-----------------------

Illinois         10.93
-----------------------
California        7.48
-----------------------
Massachusetts     6.86
-----------------------
Virginia          4.89
-----------------------
Other            51.42
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12.  California

--------------------
California   Percent
--------------------
Northern      14.92%
--------------------
Southern      85.08
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13.  Zip Code

------------------
Zip Code   Percent
------------------
07731        1.43%
------------------
92591        1.43
------------------
33063        1.40
------------------
90717        1.38
------------------
60618        1.36
------------------
Other       93.01
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------

Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16.  Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         39.06%
-----------------------
Stated           38.67
-----------------------
Reduced          16.13
-----------------------
No Ratio          4.64
-----------------------
Rapid             1.50
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

17.  Original LTV

-----------------------
Original LTV    Percent
-----------------------
25.01 - 30.00     0.97%
-----------------------
35.01 - 40.00     0.86
-----------------------
45.01 - 50.00     0.43
-----------------------
60.01 - 65.00     2.11
-----------------------
65.01 - 70.00     1.91
-----------------------
70.01 - 75.00     7.45
-----------------------

75.01 - 80.00    75.30
-----------------------
80.01 - 85.00     1.97
-----------------------
85.01 - 90.00     7.29
-----------------------
>= 95.01          1.72
-----------------------
Total:          100.00%
-----------------------

W.A.: 78.84%
Lowest: 26.35%
Highest: 103.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
25.01 - 30.00     0.97%
-----------------------
35.01 - 40.00     0.86
-----------------------
45.01 - 50.00     0.43
-----------------------
50.01 - 55.00     0.53
-----------------------
60.01 - 65.00     2.11
-----------------------
65.01 - 70.00     1.91
-----------------------
70.01 - 75.00     7.45
-----------------------
75.01 - 80.00    74.77
-----------------------
80.01 - 85.00     1.97
-----------------------
85.01 - 90.00     7.29
-----------------------
>= 95.01          1.72
-----------------------
Total:          100.00%
-----------------------

W.A.: 78.65%
Lowest: 26.33%
Highest: 103.00%

--------------------------------------------------------------------------------

19.  MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           0.54%
---------------------
NONE           89.02
---------------------
PMIC            2.75
---------------------
RGIC            2.43
---------------------
RMIC            1.36
---------------------
UGRIC           3.89
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20.  Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                2.40%
--------------------------
2055IE               5.82
--------------------------
FULL                91.78
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21.  Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
=                  4.64%
------------------------
5.01 - 10.00       0.43
------------------------
10.01 - 15.00      0.69
------------------------
15.01 - 20.00      2.45
------------------------
20.01 - 25.00      6.52
------------------------
25.01 - 30.00     14.22
------------------------
30.01 - 35.00     17.09
------------------------
35.01 - 40.00     21.19
------------------------
40.01 - 45.00     21.88
------------------------
45.01 - 50.00      7.62
------------------------

50.01 - 55.00      2.01
------------------------
55.01 - 60.00      1.25
------------------------
Total:           100.00%
------------------------

W.A.: 35.87%
Lowest: 9.50%
Highest: 59.60%

--------------------------------------------------------------------------------

22.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

23.  Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24.  Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.4 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

25.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                   42.65%
--------------------------
1 - 6               57.35
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-05
                   Group 4 - 30 Yr Conforming Fixed Rate Pool
                            Collateral Summary Report

                               May 18, 2005 17:20

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 4
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Product Type
4.   Lien Position
5.   Cut-Off Balance
6.   Coupon
7.   Credit Score
8.   Index
9.   Loan Purpose
10.  Property Type
11.  State
12.  California
13.  Zip Code
14.  Occupancy Status
15.  Buy Down
16.  Documentation
17.  Original LTV
18.  Cut-Off LTV
19.  MI Provider
20.  Appraisal Method
21.  Debt-to-Income
22.  Delinquency*
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $5,467,316.06
Total Orig. Bal.: $5,470,821.57
Loan Count: 92
Cutoff Date: 2005-05-01
Avg. Cut-Off Balance: $59,427.35
Avg. Orig. Balance: $59,465.45
% Conforming: 100.00%
W.A. FICO: 737

W.A. Orig. LTV: 77.19%
W.A. Cut-Off LTV: 77.14%
Earliest Orig. Date: 2005-03-14
Latest Maturity Date: 2035-05-01
W.A. Gross Coupon: 6.6222%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 6.3627%
W.A. Pass-Through Rate: 6.5000%
W.A. Orig. Term: 359.2 months
W.A. Rem. Term: 358.7 months
W.A. Age: 0.5 months
% OLTV over 80: 26.59%
% OLTV over 95: 1.21%
% OLTV over 100: 1.21%
% with PMI: 26.59%
W.A. MI Coverage: 24.12%
W.A. MI Adjusted COLTV: 71.34%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.87%

--------------------------------------------------------------------------------

2.   Original Balance

--------------------------
Original Balance   Percent
--------------------------
1 - 50,000          17.69%
--------------------------
50,001 - 100,000    82.31
--------------------------
Total:             100.00%
--------------------------

Average: $59,465.45
Lowest: $20,000.00
Highest: $84,000.00

--------------------------------------------------------------------------------

3.   Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     98.73%
----------------------

25 YR FIXED      1.27
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cut-Off Balance

--------------------------
Cut-Off Balance    Percent
--------------------------
1 - 50,000          17.69%
--------------------------
50,001 - 100,000    82.31
--------------------------
Total:             100.00%
--------------------------

Average: $59,427.35
Lowest: $19,681.09
Highest: $84,000.00

--------------------------------------------------------------------------------

6.   Coupon

----------------
Coupon   Percent
----------------
6.500     44.50%
----------------
6.625     29.21
----------------
6.750     17.72
----------------
6.875      4.24
----------------
7.000      2.78
----------------
7.250      1.54
----------------

Total:   100.00%
----------------

W.A.: 6.622
Lowest: 6.500
Highest: 7.250

--------------------------------------------------------------------------------

7.   Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.83%
----------------------
750 - 799       42.36
----------------------
700 - 749       27.37
----------------------
650 - 699       23.20
----------------------
600 - 649        1.24
----------------------
Total:         100.00%
----------------------

W.A.: 737
Lowest: 633
Highest: 816

--------------------------------------------------------------------------------

8.   Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               52.25%
-----------------------------

Refinance-Cashout      31.42
-----------------------------
Refinance-Rate/Term    16.33
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              70.21%
-----------------------
Condo - Low      11.40
-----------------------
PUD Attach        5.10
-----------------------
PUD Detach        3.92
-----------------------
3-Family          3.81
-----------------------
2-Family          2.89
-----------------------
Townhouse         2.67
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11.  State

------------------------
State            Percent
------------------------
Florida           24.10%
------------------------
North Carolina    10.62
------------------------
Missouri           9.08
------------------------
Texas              8.15
------------------------
Georgia            5.44
------------------------
Other             42.60
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12.  California

--------------------------------------------------------------------------------

13.  Zip Code

------------------
Zip Code   Percent
------------------
34491        2.87%
------------------
27834        2.66
------------------
85201        2.23
------------------
66104        1.94
------------------
04276        1.54
------------------
Other       88.77
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            89.68%
--------------------------
Primary              7.88
--------------------------
Secondary            2.44
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16.  Documentation

-----------------------
Documentation   Percent
-----------------------
Reduced          74.04%
-----------------------
Standard         18.32
-----------------------
Stated            7.64
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

17.  Original LTV

-----------------------
Original LTV    Percent
-----------------------
35.01 - 40.00     2.16%
-----------------------
40.01 - 45.00     0.89
-----------------------
45.01 - 50.00     1.39
-----------------------
50.01 - 55.00     2.31
-----------------------
55.01 - 60.00     3.42
-----------------------
60.01 - 65.00     2.50
-----------------------
65.01 - 70.00    12.55
-----------------------
70.01 - 75.00     7.54
-----------------------
75.01 - 80.00    40.65
-----------------------
80.01 - 85.00     2.73
-----------------------
85.01 - 90.00    22.66
-----------------------
>= 95.01          1.21
-----------------------
Total:          100.00%
-----------------------

W.A.: 77.19%
Lowest: 35.55%
Highest: 103.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
35.01 - 40.00     2.16%
-----------------------
40.01 - 45.00     0.89
-----------------------
45.01 - 50.00     1.39
-----------------------
50.01 - 55.00     2.31
-----------------------
55.01 - 60.00     3.42
-----------------------
60.01 - 65.00     2.50
-----------------------
65.01 - 70.00    12.55
-----------------------
70.01 - 75.00     7.54
-----------------------
75.01 - 80.00    40.65
-----------------------
80.01 - 85.00     2.73
-----------------------
85.01 - 90.00    22.66
-----------------------
>= 95.01          1.21
-----------------------
Total:          100.00%
-----------------------

W.A.: 77.14%
Lowest: 35.55%
Highest: 103.00%

--------------------------------------------------------------------------------

19.  MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           4.13%
---------------------
NONE           73.41
---------------------
PMIC            4.07
---------------------
RADIAN          4.12
---------------------
RMIC            3.28
---------------------
TGIC            1.07
---------------------
UGRIC           9.92
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20.  Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               18.43%
--------------------------
2055IE              23.71
--------------------------
AVM                 17.41
--------------------------
FULL                39.14
--------------------------
Tax Assessment       1.32
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21.  Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
5.01 - 10.00       5.96%
------------------------
10.01 - 15.00      3.16
------------------------
15.01 - 20.00      1.35
------------------------
20.01 - 25.00     14.17
------------------------
25.01 - 30.00     10.13
------------------------
30.01 - 35.00     19.31
------------------------
35.01 - 40.00     20.76
------------------------
40.01 - 45.00     10.18
------------------------
45.01 - 50.00     12.37
------------------------
55.01 - 60.00      0.69
------------------------
>= 60.01           1.92
------------------------
Total:           100.00%
------------------------

W.A.: 33.03%
Lowest: 6.02%
Highest: 64.70%

--------------------------------------------------------------------------------

22.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

23.  Original Term

-----------------------
Original Term   Percent
-----------------------
300               1.27%
-----------------------
360              98.73
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.2 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

24.  Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.27%
--------------------------------
355 - 360                 98.73
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.7 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

25.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------

0                   46.63%
--------------------------
1 - 6               53.37
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-05
                   Group 5 - 30 Yr Conforming Fixed Rate Pool
                            Collateral Summary Report

                               May 18, 2005 17:21

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 5
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Product Type
4.   Lien Position
5.   Cut-Off Balance
6.   Coupon
7.   Credit Score
8.   Index
9.   Loan Purpose
10.  Property Type
11.  State
12.  California
13.  Zip Code
14.  Occupancy Status
15.  Buy Down
16.  Documentation
17.  Original LTV
18.  Cut-Off LTV
19.  MI Provider
20.  Appraisal Method
21.  Debt-to-Income
22.  Delinquency*
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $69,200,321.33
Total Orig. Bal.: $69,255,908.80
Loan Count: 434
Cutoff Date: 2005-05-01
Avg. Cut-Off Balance: $159,447.75
Avg. Orig. Balance: $159,575.83
% Conforming: 100.00%
W.A. FICO: 737

W.A. Orig. LTV: 77.72%
W.A. Cut-Off LTV: 77.66%
Earliest Orig. Date: 2005-01-26
Latest Maturity Date: 2035-05-01
W.A. Gross Coupon: 5.9378%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6783%
W.A. Pass-Through Rate: 5.5000%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.3 months
W.A. Age: 0.7 months
% OLTV over 80: 3.62%
% OLTV over 95: 1.23%
% OLTV over 100: 0.64%
% with PMI: 3.62%
W.A. MI Coverage: 28.41%
W.A. MI Adjusted COLTV: 76.69%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.99%

--------------------------------------------------------------------------------

2.   Original Balance

---------------------------
Original Balance    Percent
---------------------------
1 - 50,000            0.37%
---------------------------
50,001 - 100,000     11.21
---------------------------
100,001 - 150,000    25.04
---------------------------
150,001 - 200,000    20.41
---------------------------
200,001 - 250,000    17.90
---------------------------
250,001 - 300,000    11.53
---------------------------
300,001 - 350,000     9.32
---------------------------
350,001 - 400,000     3.62
---------------------------
400,001 - 450,000     0.59
---------------------------
Total:              100.00%
---------------------------

Average: $159,575.83
Lowest: $30,500.00
Highest: $408,500.00

--------------------------------------------------------------------------------

3.   Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED    100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
1 - 50,000            0.37%
---------------------------
50,001 - 100,000     11.21
---------------------------
100,001 - 150,000    25.04
---------------------------
150,001 - 200,000    20.41
---------------------------
200,001 - 250,000    17.90
---------------------------
250,001 - 300,000    11.53
---------------------------
300,001 - 350,000     9.32
---------------------------
350,001 - 400,000     3.62
---------------------------
400,001 - 450,000     0.59
---------------------------
Total:              100.00%
---------------------------

Average: $159,447.75
Lowest: $30,500.00
Highest: $408,500.00

--------------------------------------------------------------------------------

6.   Coupon

----------------
Coupon   Percent
----------------
5.500      0.81%
----------------
5.625      2.08
----------------
5.750     14.37
----------------
5.875     32.45
----------------
6.000     29.40
----------------
6.125     20.89
----------------
Total:   100.00%
----------------

W.A.: 5.938
Lowest: 5.500
Highest: 6.125

--------------------------------------------------------------------------------

7.   Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.47%
----------------------
750 - 799       33.41
----------------------
700 - 749       42.62
----------------------
650 - 699       19.50
----------------------
Total:         100.00%
----------------------

W.A.: 737
Lowest: 655
Highest: 822

--------------------------------------------------------------------------------

8.   Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               76.67%
-----------------------------
Refinance-Cashout      15.76
-----------------------------
Refinance-Rate/Term     7.57
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              75.60%
-----------------------
PUD Detach       14.02
-----------------------
Condo - Low       3.59
-----------------------
2-Family          2.04
-----------------------
PUD Attach        1.85
-----------------------
Condo             1.59
-----------------------
Townhouse         1.22
-----------------------
Condotel          0.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11.  State

------------------------
State            Percent
------------------------

Texas             11.30%
------------------------
California        10.94
------------------------
Florida            9.84
------------------------
North Carolina     6.09
------------------------
Massachusetts      4.10
------------------------
Other             57.73
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12.  California

--------------------
California   Percent
--------------------
Northern      38.07%
--------------------
Southern      61.93
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13.  Zip Code

------------------
Zip Code   Percent
------------------
91350        0.99%
------------------
75287        0.66
------------------
31326        0.61
------------------
28110        0.60
------------------
02144        0.59
------------------
Other       96.55
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16.  Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         43.56%
-----------------------
Stated           31.78
-----------------------
Reduced          20.52
-----------------------
No Ratio          3.32
-----------------------
Rapid             0.82
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

17.  Original LTV

-----------------------
Original LTV    Percent
-----------------------
15.01 - 20.00     0.30%
-----------------------
20.01 - 25.00     0.41
-----------------------
25.01 - 30.00     0.23
-----------------------
35.01 - 40.00     0.23
-----------------------
45.01 - 50.00     0.87
-----------------------

50.01 - 55.00     0.73
-----------------------
55.01 - 60.00     1.42
-----------------------
60.01 - 65.00     2.32
-----------------------
65.01 - 70.00     2.89
-----------------------
70.01 - 75.00     5.45
-----------------------
75.01 - 80.00    81.53
-----------------------
85.01 - 90.00     2.39
-----------------------
>= 95.01          1.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 77.72%
Lowest: 16.06%
Highest: 103.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
15.01 - 20.00     0.30%
-----------------------
20.01 - 25.00     0.41
-----------------------
25.01 - 30.00     0.23
-----------------------
35.01 - 40.00     0.23
-----------------------
45.01 - 50.00     0.87
-----------------------
50.01 - 55.00     0.73
-----------------------
55.01 - 60.00     1.42
-----------------------
60.01 - 65.00     2.32
-----------------------
65.01 - 70.00     2.89
-----------------------
70.01 - 75.00     5.45
-----------------------
75.01 - 80.00    81.53
-----------------------
85.01 - 90.00     2.39
-----------------------
>= 95.01          1.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 77.66%
Lowest: 16.04%

Highest: 103.00%

--------------------------------------------------------------------------------

19.  MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           0.49%
---------------------
NONE           96.38
---------------------
PMIC            0.55
---------------------
RGIC            0.69
---------------------
RMIC            0.14
---------------------
UGRIC           1.75
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20.  Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                0.92%
--------------------------
2055IE               6.88
--------------------------
AVM                  0.87
--------------------------
FULL                91.33
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21.  Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
=                  3.32%
------------------------
5.01 - 10.00       0.21
------------------------
15.01 - 20.00      2.49
------------------------

20.01 - 25.00      5.32
------------------------
25.01 - 30.00     11.56
------------------------
30.01 - 35.00     16.98
------------------------
35.01 - 40.00     25.12
------------------------
40.01 - 45.00     22.86
------------------------
45.01 - 50.00      8.65
------------------------
50.01 - 55.00      2.45
------------------------
55.01 - 60.00      0.44
------------------------
>= 60.01           0.61
------------------------
Total:           100.00%
------------------------

W.A.: 36.89%
Lowest: 7.39%
Highest: 63.70%

--------------------------------------------------------------------------------

22.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

23.  Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24.  Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.3 months
Lowest: 357 months
Highest: 360 months

--------------------------------------------------------------------------------

25.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                   25.94%
--------------------------
1 - 6               74.06
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule

415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2005-05
                    Total - 30 Yr Conforming Fixed Rate Pool
                            Collateral Summary Report

                               May 20, 2005 12:01

--------------------------------------------------------------------------------

Selection Criteria: All records
Table of Contents

1.   General Pool Characteristics
2.   Original Balance
3.   Product Type
4.   Lien Position
5.   Cut-Off Balance
6.   Coupon
7.   Credit Score
8.   Index
9.   Loan Purpose
10.  Property Type
11.  State
12.  California
13.  Zip Code
14.  Occupancy Status
15.  Buy Down
16.  Documentation
17.  Original LTV
18.  Cut-Off LTV
19.  MI Provider
20.  Appraisal Method
21.  Debt-to-Income
22.  Delinquency*
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cut-Off Loan Age

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $201,287,939.86
Total Orig. Bal.: $201,509,384.38
Loan Count: 1,353
Cutoff Date: 2005-05-01
Avg. Cut-Off Balance: $148,771.57
Avg. Orig. Balance: $148,935.24
% Conforming: 100.00%
W.A. FICO: 739

W.A. Orig. LTV: 73.16%
W.A. Cut-Off LTV: 73.09%
Earliest Orig. Date: 2004-05-10
Latest Maturity Date: 2035-05-01
W.A. Gross Coupon: 6.1210%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.8615%
W.A. Pass-Through Rate: 5.7191%
W.A. Orig. Term: 359.7 months
W.A. Rem. Term: 359.1 months
W.A. Age: 0.7 months
% OLTV over 80: 6.55%
% OLTV over 95: 0.67%
% OLTV over 100: 0.41%
% with PMI: 6.55%
W.A. MI Coverage: 25.04%
W.A. MI Adjusted COLTV: 71.60%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.55%

--------------------------------------------------------------------------------

2.   Original Balance

---------------------------
Original Balance    Percent
---------------------------
1 - 50,000            1.48%
---------------------------
50,001 - 100,000     14.07
---------------------------
100,001 - 150,000    26.12
---------------------------
150,001 - 200,000    18.08
---------------------------
200,001 - 250,000    13.56
---------------------------
250,001 - 300,000    10.44
---------------------------
300,001 - 350,000     8.73
---------------------------
350,001 - 400,000     4.14
---------------------------
400,001 - 450,000     1.93
---------------------------
450,001 - 500,000     0.93
---------------------------
500,001 - 550,000     0.53
---------------------------
Total:              100.00%
---------------------------

Average: $148,935.24

Lowest: $20,000.00
Highest: $545,000.00

--------------------------------------------------------------------------------

3.   Product Type

----------------------
Product Type   Percent
----------------------
30 YR FIXED     99.53%
----------------------
25 YR FIXED      0.41
----------------------
28 YR FIXED      0.06
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
1 - 50,000            1.48%
---------------------------
50,001 - 100,000     14.07
---------------------------
100,001 - 150,000    26.26
---------------------------
150,001 - 200,000    18.00
---------------------------
200,001 - 250,000    13.50
---------------------------
250,001 - 300,000    10.44
---------------------------
300,001 - 350,000     8.73
---------------------------
350,001 - 400,000     4.14
---------------------------

400,001 - 450,000     1.93
---------------------------
450,001 - 500,000     0.93
---------------------------
500,001 - 550,000     0.53
---------------------------
Total:              100.00%
---------------------------

Average: $148,771.57
Lowest: $19,681.09
Highest: $544,444.34

--------------------------------------------------------------------------------

6.   Coupon

----------------
Coupon   Percent
----------------
5.000      0.05%
----------------
5.375      0.59
----------------
5.500      1.17
----------------
5.625      1.64
----------------
5.750      8.67
----------------
5.875     20.42
----------------
6.000     15.77
----------------
6.125     10.57
----------------
6.250     15.92
----------------
6.375     10.56
----------------
6.500      7.16
----------------
6.625      4.35
----------------
6.750      1.47
----------------
6.875      0.47
----------------
7.000      0.63
----------------
7.125      0.18
----------------
7.250      0.20
----------------
7.375      0.13
----------------
8.250      0.05
----------------
Total:   100.00%
----------------

W.A.: 6.121

Lowest: 5.000
Highest: 8.250

--------------------------------------------------------------------------------

7.   Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.88%
----------------------
750 - 799       38.07
----------------------
700 - 749       39.17
----------------------
650 - 699       16.39
----------------------
600 - 649        1.28
----------------------
N/A              0.20
----------------------
Total:         100.00%
----------------------

W.A.: 739
Lowest: 611
Highest: 837

--------------------------------------------------------------------------------

8.   Index

----------------------
Index          Percent
----------------------
FIX            100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               61.13%
-----------------------------
Refinance-Cashout      27.73
-----------------------------
Refinance-Rate/Term    11.02
-----------------------------

Cons/Perm               0.13
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              60.65%
-----------------------
2-Family          9.56
-----------------------
PUD Detach        9.46
-----------------------
Condo - Low       8.68
-----------------------
4-Family          3.33
-----------------------
PUD Attach        2.85
-----------------------
3-Family          2.34
-----------------------
Condo             2.23
-----------------------
Townhouse         0.74
-----------------------
Condotel          0.17
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11.  State

-----------------------
State           Percent
-----------------------
California       19.71%
-----------------------
Florida          15.48
-----------------------
Texas             7.11
-----------------------
Massachusetts     4.38
-----------------------
Illinois          4.27
-----------------------
Other            49.05
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12.  California

--------------------
California   Percent
--------------------
Northern      42.68%
--------------------
Southern      57.32
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13.  Zip Code

------------------
Zip Code   Percent
------------------
89108        0.55%
------------------
33455        0.44
------------------
95818        0.43
------------------
02122        0.43
------------------
70065        0.42
------------------
Other       97.74
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            51.60%
--------------------------
Primary             47.11
--------------------------
Secondary            1.30
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16.  Documentation

-----------------------
Documentation   Percent
-----------------------
Reduced          40.44%
-----------------------
Standard         35.19
-----------------------
Stated           21.39
-----------------------
No Ratio          2.07
-----------------------
Rapid             0.68
-----------------------
All Ready Home    0.22
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

17.  Original LTV

-----------------------
Original LTV    Percent
-----------------------
5.01 - 10.00      0.04%
-----------------------
10.01 - 15.00     0.05
-----------------------
15.01 - 20.00     0.27
-----------------------
20.01 - 25.00     0.44
-----------------------
25.01 - 30.00     1.01
-----------------------
30.01 - 35.00     0.64
-----------------------
35.01 - 40.00     1.75
-----------------------
40.01 - 45.00     1.24
-----------------------
45.01 - 50.00     2.36
-----------------------
50.01 - 55.00     3.09
-----------------------
55.01 - 60.00     3.49
-----------------------
60.01 - 65.00     4.33
-----------------------

65.01 - 70.00     9.19
-----------------------
70.01 - 75.00    10.98
-----------------------
75.01 - 80.00    54.57
-----------------------
80.01 - 85.00     0.50
-----------------------
85.01 - 90.00     5.38
-----------------------
>= 95.01          0.67
-----------------------
Total:          100.00%
-----------------------

W.A.: 73.16%
Lowest: 9.72%
Highest: 103.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
5.01 - 10.00      0.04%
-----------------------
10.01 - 15.00     0.05
-----------------------
15.01 - 20.00     0.27
-----------------------
20.01 - 25.00     0.44
-----------------------
25.01 - 30.00     1.01
-----------------------
30.01 - 35.00     0.64
-----------------------
35.01 - 40.00     1.75
-----------------------
40.01 - 45.00     1.24
-----------------------
45.01 - 50.00     2.36
-----------------------
50.01 - 55.00     3.16
-----------------------
55.01 - 60.00     3.49
-----------------------
60.01 - 65.00     4.57
-----------------------
65.01 - 70.00     8.95
-----------------------
70.01 - 75.00    10.98
-----------------------
75.01 - 80.00    54.51
-----------------------
80.01 - 85.00     0.50
-----------------------
85.01 - 90.00     5.38
-----------------------
>= 95.01          0.67
-----------------------

Total:          100.00%
-----------------------

W.A.: 73.09%
Lowest: 9.71%
Highest: 103.00%

--------------------------------------------------------------------------------

19.  MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           1.11%
---------------------
MGIC            0.09
---------------------
NONE           93.45
---------------------
PMIC            1.57
---------------------
RADIAN          0.67
---------------------
RGIC            0.59
---------------------
RMIC            0.63
---------------------
TGIC            0.15
---------------------
UGRIC           1.75
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20.  Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                6.57%
--------------------------
2055IE              10.01
--------------------------
2065                 0.02
--------------------------
AVM                  7.02
--------------------------
FULL                76.34
--------------------------
Tax Assessment       0.04
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21.  Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
=                  2.13%
------------------------
0.01 - 5.00        0.13
------------------------
5.01 - 10.00       1.03
------------------------
10.01 - 15.00      1.88
------------------------
15.01 - 20.00      3.59
------------------------
20.01 - 25.00      5.84
------------------------
25.01 - 30.00     12.31
------------------------
30.01 - 35.00     14.07
------------------------
35.01 - 40.00     18.58
------------------------
40.01 - 45.00     19.12
------------------------
45.01 - 50.00     10.69
------------------------
50.01 - 55.00      5.45
------------------------
55.01 - 60.00      2.95
------------------------
>= 60.01           2.24
------------------------
Total:           100.00%
------------------------

W.A.: 37.24%
Lowest: 1.30%
Highest: 78.60%

--------------------------------------------------------------------------------

22.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

23.  Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.41%
-----------------------
336               0.06
-----------------------
360              99.53
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

24.  Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.41%
--------------------------------
301 - 342                  0.06
--------------------------------
355 - 360                 99.53
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

25.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                   32.45%
--------------------------
1 - 6               67.55
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            BoAA 05-05 Total Replines
                                Cut-off: 5/1/2005

30YR Conforming - $200mm Total

                                Original                  Remaining
                  Scheduled      Term to     Original      Term to
                  Principal      Stated    Amortization     Stated    Loan       Gross      Total Admin Fee        Net
Coupon             Balance      Maturity       Term        Maturity    Age      Coupon            Fee            Coupon
------         --------------   --------   ------------   ---------   ----   ------------   ---------------   ------------
5.0000000000        99,879.84      360          360          359        1    5.0000000000     0.2595000000    4.7405000000
5.3750000000     1,187,688.60      360          360          360        0    5.3750000000     0.2595000000    5.1155000000
5.5000000000     2,354,045.39      360          360          359        1    5.5000000000     0.2595000000    5.2405000000
5.6250000000     3,292,193.69      355          355          354        1    5.6250000000     0.2595000000    5.3655000000
5.7500000000    17,460,813.20      360          360          359        1    5.7500000000     0.2595000000    5.4905000000
5.8750000000    41,100,291.34      360          360          359        1    5.8750000000     0.2595000000    5.6155000000
6.0000000000    31,751,415.35      360          360          359        1    6.0000000000     0.2595000000    5.7405000000
6.1250000000    21,286,148.39      360          360          359        1    6.1250000000     0.2595000000    5.8655000000
6.2500000000    32,052,980.70      360          360          359        1    6.2500000000     0.2595000000    5.9905000000
6.3750000000    21,252,137.80      360          360          359        1    6.3750000000     0.2595000000    6.1155000000
6.5000000000    14,406,380.41      360          360          359        1    6.5000000000     0.2595000000    6.2405000000
6.6250000000     8,749,375.10      360          360          359        1    6.6250000000     0.2595000000    6.3655000000
6.7500000000     2,952,671.89      360          360          359        1    6.7500000000     0.2595000000    6.4905000000
6.8750000000       951,382.07      360          360          360        0    6.8750000000     0.2595000000    6.6155000000
7.0000000000     1,274,203.27      360          360          360        0    7.0000000000     0.2595000000    6.7405000000
7.1250000000       360,598.67      360          360          360        0    7.1250000000     0.2595000000    6.8655000000
7.2500000000       404,334.15      360          360          360        0    7.2500000000     0.2595000000    6.9905000000
7.3750000000       256,000.00      360          360          360        0    7.3750000000     0.2595000000    7.1155000000
8.2500000000        95,400.00      360          360          360        0    8.2500000000     0.2595000000    7.9905000000
               --------------      ---          ---          ---      ---    ------------     ------------    ------------
Grand Total:   201,287,939.86      360          360          359        1    6.1210082556     0.2595000000    5.8615082556
               ==============      ===          ===          ===      ===    ============     ============    ============

30YR Conforming - Group 1

                               Original                  Remaining
                 Scheduled      Term to     Original      Term to
                 Principal      Stated    Amortization     Stated    Loan       Gross      Total Admin Fee        Net
Coupon            Balance      Maturity       Term        Maturity    Age      Coupon            Fee            Coupon
------         -------------   --------   ------------   ---------   ----   ------------   ---------------   ------------
5.0000000000       99,879.84      360          360          359        1    5.0000000000     0.2595000000    4.7405000000
5.3750000000    1,187,688.60      360          360          360        0    5.3750000000     0.2595000000    5.1155000000
5.5000000000    1,792,958.32      360          360          359        1    5.5000000000     0.2595000000    5.2405000000
5.6250000000    1,851,975.07      351          351          350        1    5.6250000000     0.2595000000    5.3655000000
5.7500000000    7,516,311.33      360          360          359        1    5.7500000000     0.2595000000    5.4905000000
5.8750000000   18,646,202.10      360          360          359        1    5.8750000000     0.2595000000    5.6155000000
6.0000000000   11,405,993.09      360          360          359        1    6.0000000000     0.2595000000    5.7405000000
6.1250000000    6,831,146.12      360          360          359        1    6.1250000000     0.2595000000    5.8655000000
               -------------      ---          ---          ---      ---    ------------     ------------    ------------
Grand Total:   49,332,154.47      360          360          359        1    5.8826502731     0.2595000000    5.6231502731
               =============      ===          ===          ===      ===    ============     ============    ============

30YR Conforming - Group 2

                               Original                  Remaining
                 Scheduled      Term to     Original      Term to
                 Principal      Stated    Amortization     Stated    Loan       Gross      Total Admin Fee        Net
Coupon            Balance      Maturity       Term        Maturity    Age      Coupon            Fee            Coupon
------         -------------   --------   ------------   ---------   ----   ------------   ---------------   ------------
6.2500000000   18,638,962.42      360          360          359        1    6.2500000000     0.2595000000    5.9905000000
6.3750000000   14,523,277.26      360          360          359        1    6.3750000000     0.2595000000    6.1155000000
6.5000000000    9,265,526.50      360          360          359        1    6.5000000000     0.2595000000    6.2405000000
6.6250000000    5,526,075.71      360          360          359        1    6.6250000000     0.2595000000    6.3655000000
6.7500000000    1,743,756.86      360          360          359        1    6.7500000000     0.2595000000    6.4905000000
6.8750000000      489,718.37      360          360          360        0    6.8750000000     0.2595000000    6.6155000000
7.0000000000      882,400.00      360          360          360        0    7.0000000000     0.2595000000    6.7405000000
7.1250000000      360,598.67      360          360          360        0    7.1250000000     0.2595000000    6.8655000000
7.2500000000      320,000.00      360          360          360        0    7.2500000000     0.2595000000    6.9905000000
7.3750000000      256,000.00      360          360          360        0    7.3750000000     0.2595000000    7.1155000000
8.2500000000       95,400.00      360          360          360        0    8.2500000000     0.2595000000    7.9905000000
               -------------      ---          ---          ---      ---    ------------     ------------    ------------
Grand Total:   52,101,715.79      360          360          359        1    6.4257743633     0.2595000000    6.1662743633
               =============      ===          ===          ===      ===    ============     ============    ============

30YR Conforming - Group 3

                               Original                  Remaining
                 Scheduled      Term to     Original      Term to
                 Principal      Stated    Amortization     Stated    Loan       Gross      Total Admin Fee        Net
Coupon            Balance      Maturity       Term        Maturity    Age      Coupon            Fee            Coupon
------         -------------   --------   ------------   ---------   ----   ------------   ---------------   ------------
6.2500000000   13,414,018.28      360          360          359        1    6.2500000000     0.2595000000    5.9905000000
6.3750000000    6,728,860.54      360          360          360        0    6.3750000000     0.2595000000    6.1155000000
6.5000000000    2,708,068.25      360          360          359        1    6.5000000000     0.2595000000    6.2405000000
6.6250000000    1,626,088.49      360          360          359        1    6.6250000000     0.2595000000    6.3655000000
6.7500000000      239,993.38      360          360          360        0    6.7500000000     0.2595000000    6.4905000000
6.8750000000      229,600.00      360          360          360        0    6.8750000000     0.2595000000    6.6155000000
7.0000000000      239,803.27      360          360          359        1    7.0000000000     0.2595000000    6.7405000000
               -------------      ---          ---          ---      ---    ------------     ------------    ------------
Grand Total:   25,186,432.21      360          360          359        1    6.3520889713     0.2595000000    6.0925889713
               =============      ===          ===          ===      ===    ============     ============    ============

30YR Conforming - Group 4

                               Original                  Remaining
                 Scheduled      Term to     Original      Term to
                 Principal      Stated    Amortization     Stated    Loan       Gross      Total Admin Fee        Net
Coupon            Balance      Maturity       Term        Maturity    Age      Coupon            Fee            Coupon
------         -------------   --------   ------------   ---------   ----   ------------   ---------------   ------------
6.5000000000    2,432,785.66      359          359          358        1    6.5000000000     0.2595000000    6.2405000000
6.6250000000    1,597,210.90      360          360          359        1    6.6250000000     0.2595000000    6.3655000000
6.7500000000      968,921.65      360          360          359        1    6.7500000000     0.2595000000    6.4905000000
6.8750000000      232,063.70      360          360          360        0    6.8750000000     0.2595000000    6.6155000000
7.0000000000      152,000.00      360          360          360        0    7.0000000000     0.2595000000    6.7405000000
7.2500000000       84,334.15      360          360          359        1    7.2500000000     0.2595000000    6.9905000000
                ------------      ---          ---          ---      ---    ------------     ------------    ------------
Grand Total:    5,467,316.06      360          360          359        1    6.6222091914     0.2595000000    6.3627091914
                ============      ===          ===          ===      ===    ============     ============    ============

30YR Conforming - Group 5

                               Original                  Remaining
                 Scheduled      Term to     Original      Term to
                 Principal      Stated    Amortization     Stated    Loan       Gross      Total Admin Fee        Net
Coupon            Balance      Maturity       Term        Maturity    Age      Coupon            Fee            Coupon
------         -------------   --------   ------------   ---------   ----   ------------   ---------------   ------------
5.5000000000      561,087.07      360          360          359        1    5.5000000000     0.2595000000    5.2405000000
5.6250000000    1,440,218.62      360          360          359        1    5.6250000000     0.2595000000    5.3655000000
5.7500000000    9,944,501.87      360          360          359        1    5.7500000000     0.2595000000    5.4905000000
5.8750000000   22,454,089.24      360          360          359        1    5.8750000000     0.2595000000    5.6155000000
6.0000000000   20,345,422.26      360          360          359        1    6.0000000000     0.2595000000    5.7405000000
6.1250000000   14,455,002.27      360          360          359        1    6.1250000000     0.2595000000    5.8655000000
               -------------      ---          ---          ---      ---    ------------     ------------    ------------
Grand Total:   69,200,321.33      360          360          359        1    5.9377656523     0.2595000000    5.6782656523
               =============      ===          ===          ===      ===    ============     ============    ============